SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 27, 2004
                Date of Report (Date of earliest event reported)

                           SIRENZA MICRODEVICES, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                      000-30615              77-0073042
(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)                   Number)          Identification Number)

                  303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021
          (Address of principal executive offices, including zip code)

                                 (303) 327-3030
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits. Furnished pursuant to Item 12.

      99.1  Press release by Sirenza Microdevices, Inc. issued on January 27,
            2004.

Item 12. Results of Operations and Financial Condition.

      On January 27, 2004, Sirenza Microdevices, Inc. ("Sirenza") issued a press release announcing its financial results for the fiscal quarter ended December 31, 2003 (the "Press Release"). A copy of the Press Release is furnished as
Exhibit 99.1 to this report.

      The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information.

      The Press Release discloses three financial measures (net loss and net loss per share calculated to exclude the effects of charges relating to amortization of deferred stock compensation, amortization of acquisition-related intangible assets, relocation and related expenses, restructuring, GCS impairment charges and/or acquired in-process research and development and gross profit calculated to exclude the effects of charges relating to amortization of deferred stock compensation and relocation and related expenses for manufacturing) that are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Pursuant to the requirements of Regulation G, Sirenza has included in its Press Release a reconciliation of all non-GAAP financial measures disclosed in the Press Release to the most directly comparable GAAP financial measure. Sirenza will either provide an oral reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure during the teleconference call/webcast relating to the Press Release or post a reconciliation of such non-GAAP financial measure on Sirenza's website at www.sirenza.com prior to the telconference call/webcast.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SIRENZA MICRODEVICES, INC.

                                             By: /s/ Susan P. Krause
                                                 -------------------------------
                                                 Susan P. Krause
                                                 Vice President, General Counsel
                                                 and Secretary

Date: January 27, 2004

                           SIRENZA MICRODEVICES, INC.

                            EXHIBIT INDEX TO FORM 8-K

 Exhibit
  Number                          Description
==========  ====================================================================

   99.1     Press release by Sirenza Microdevices, Inc. issued on January 27,
            2004.